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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported)     March 23, 1999
                                                         -----------------------

                             SystemSoft Corporation
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             (Exact Name of Registrant as Specified in Its Charter)


                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)


            0-24418                                  04-3121799
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     (Commission File Number)           (IRS Employer Identification No.)


     One Innovation Drive, Natick, Massachusetts                   01760
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     (Address of Principal Executive Offices)                   (Zip Code)


                                  508-651-0088
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              (Registrant's Telephone Number, Including Area Code)



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          (Former Name or Former Address, if Changed Since Last Report)



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                                TABLE OF CONTENTS

                                    FORM 8-K

                                 MARCH 23, 1999

ITEM                                                                        PAGE
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Item 3.       Bankruptcy or Receivership.                                      1

Item 7.       Financial Statements and Exhibits.                               1

Signature                                                                      2

Exhibits                                                                     E-1


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ITEM 3.       BANKRUPTCY OR RECEIVERSHIP.

         On March 23, 1999, SystemSoft Corporation (the "Company") filed a voluntary petition for relief under Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the District of Massachusetts (Western Division). The case has been assigned docket number 99-41885-JFQ. On March 25, 1999, the Bankruptcy Court entered orders approving the Company's Motions relating to the use of cash collateral and the payment of pre-petition salaries, wages and related benefits.

ITEM 7.       FINANCIAL STATEMENTS AND EXHIBITS.

                  The following exhibits are filed with this report:

                  EXHIBIT NO.                                 TITLE
                  -----------                                 -----

                        99                                 Press Release

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             SystemSoft Corporation


Date: March 26, 1999                         By: /s/ Jeffrey R. Wakely
                                                 ------------------------
                                                 Jeffrey R. Wakely
                                                 Vice President, Finance


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                  EXHIBIT NO.                                 TITLE
                  -----------                                 -----

                        99                                 Press Release


                                       E-1